15. FINANCE LEASE OBLIGATIONS	12 Months Ended
Dec. 31, 2017
Finance Lease Obligations
Note 16 - FINANCE LEASE OBLIGATIONS

The Company has entered into mining equipment leases expiring between 2018 and 2020, with interest rates ranging from 2% to 11.99% per annum. The Company has the option to purchase the mining equipment at the end of the lease term for a nominal amount. The Company’s obligations under finance leases are secured by the lessor’s title to the leased assets. As at December 31, 2017, plant, equipment and mining properties includes a net carrying amount of $3,950,846 (December 31, 2016 - $4,801,047, January 1, 2016 - $5,897,535) for this leased mining equipment.

The contractual maturities and interest charges in respect of the Company’s finance lease obligations are as follows:

	December 31,	December 31,	January 1,
	2017	2016	2016
Not later than one year	$1,203,882	$1,527,031	$1,416,795
Later than one year and not later than five years	1,295,661	1,482,284	1,780,423
Less: Future interest charges	(150,393)	(197,641)	(219,414)
Present value of lease payments	2,349,150	2,811,674	2,977,804
Less: Current portion	(1,116,377)	(1,434,741)	(1,311,956)
Non-current portion	$1,232,773	$1,376,933	$1,665,848

The Company has two master credit facilities with equipment suppliers for a total of $10,375,400. The facilities are used to acquire equipment necessary for maintaining operations at the San Gonzalo Mine and the Avino Mine, and for continuing exploration activity at the Bralorne Mine. As of December 31, 2017, the Company had $7,270,423 in available credit remaining under these facilities.